Note 11 - Derivatives and Fair Value Disclosures (Detail) - Financial Instruments (USD $)	Dec. 31, 2012	Dec. 31, 2011
Interest Rate Swap Agreements	$ 539,904
Interest Rate Swap Agreements	5,409,337	9,401,798
Total derivatives not designated as hedging instruments	5,949,241	9,401,798
Not Designated as Hedging Instrument [Member]
Interest Rate Swap Agreements	539,904
Interest Rate Swap Agreements	$ 5,409,337	$ 9,401,798